EXHIBIT 12.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002
     I, Kok Seong Tan, chief financial officer of Qiao Xing Mobile Communication Co., Ltd., or Qiao Xing Mobile, certify that:
     1. I have reviewed this annual report on Form 20-F of Qiao Xing Mobile;
     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;
     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Qiao Xing Mobile as of, and for, the periods presented in this annual report;
     4. Qiao Xing Mobile’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Qiao Xing Mobile and have:
a.	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Qiao Xing Mobile, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	evaluated the effectiveness of Qiao Xing Mobile’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c.	disclosed in this report any change in Qiao Xing Mobile’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Qiao Xing Mobile’s internal control over financial reporting; and
     5. Qiao Xing Mobile’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Qiao Xing Mobile’s auditors and the audit committee of Qiao Xing Mobile’s board of directors (or persons performing the equivalent function):
a.	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Qiao Xing Mobile’s ability to record, process, summarize and report financial information; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in Qiao Xing Mobile’s internal control over financial reporting.

Date: June 26, 2008	By:	/s/ Kok Seong Tan
Kok Seong Tan
Chief Financial Officer